Exhibit 10.2

SECOND AMENDMENT
TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the “Amendment”) is made and entered into as of September 28, 2002 by and betweenWachovia Bank, National Association, as successor-in-interest to First Union National Bank (“Lender”), and INTERCEPT, INC., a Georgia corporation (“InterCept”), C-TEQ, INC., an Oklahoma corporation (“CTEQ”), SBS DATA SERVICES, INC., an Alabama corporation (“SBS”), DPSC ACQUISITION CORP., a Georgia corporation (“DPSC”), ICPT ACQUISITION I, LLC, a Georgia limited liability company (“ICPT”), INTERCEPT COMMUNICATIONS TECHNOLOGIES, INC., a Georgia corporation (“ICT”), INTERCEPT SERVICES, LLC, a Georgia limited liability company (“ICPT Services”), INTERCEPT TX I, LLC, a Georgia limited liability company (“ICPT TX”), INTERCEPT OUTPUT SOLUTIONS, LP, a Texas limited partnership (“ICPT Output”), INTERNET BILLING COMPANY, LLC, a Georgia limited liability company (“IBC”), INTERCEPT SUPPLY, LP, a Texas limited liability partnership (“ICPT Supply”), iBILL CALIFORNIA, LLC, a California limited liability company (“iBill CA”), LIBERTY MERCHANT SERVICES, LLC, a Florida limited liability company (“Liberty”), iBILL TECHNOLOGIES, LLC, a Florida limited liability company (“iBill Technologies”), iBILL CORP., a Delaware corporation (“iBill DE”), iBILL GAP, LLC, a Florida limited liability company (“iBill GAP”), CSR BILLING.COM, LLC, a Florida limited liability company (“CSR”), ELECTRONIC PAYMENT EXCHANGE, INC., a Delaware corporation (“EPX”) and CREDIT CARD SERVICES, INC., a Delaware corporation (“CCS”), (each of InterCept, CTEQ, SBS, DPSC, ICPT, ICT, ICPT Services, ICPT TX, ICPT Output, ICPT Supply, IBC, iBill CA, Liberty, iBill Technologies, iBill DE, iBill GAP, CSR, EPX and CCS is referred to herein as a “Borrower” and collectively as the “Borrowers”).

WITNESSETH:

         WHEREAS, the Borrowers and Lender are party to that certain Amended and Restated Credit Agreement, dated as of December 21, 2001 (together with all amendments and other modifications, if any, from time to time hereafter made thereto, the “Credit Agreement”);

         WHEREAS, the Credit Agreement was subsequently amended by Borrowers and Lender pursuant to that certain First Amendment to Amended and Restated Loan and Security Agreement dated July 1, 2002 (the “First Amendment”).

         WHEREAS, pursuant to the First Amendment, Borrowers executed and delivered that certain Term Note dated July 1, 2002, in the original principal amount of $10,000,000.00 (the “Term Note”).

         WHEREAS, the obligations under the Term Note matured on September 28, 2002 and Borrowers have requested Lender renew the Term Note pursuant to the terms and conditions contained herein;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, Lender and Borrowers hereby covenant and agree as follows:

         1.       Definitions.Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein” and “hereby” and each other similar reference and each reference to “this Credit Agreement” contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2.       Amendments to Article 1 of the Credit Agreement.

                  (a)   Section 1.1(ii) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“(ii) The outstanding principal balance of the Term Loan, and all accrued and unpaid interest due pursuant to the Term Loan, shall be payable on November 30, 2002.”

         3.       Conditions to this Amendment. This Amendment shall not become effective unless each of the following conditions shall have been satisfied:

                  (a)   Representations and Warranties. The representations and warranties of Borrowers set forth in the Credit Agreement, the Term Note, this Amendment, and in all agreements, documents and instruments executed and delivered pursuant to the Credit Agreement, Term Note or this Amendment, other than those representations or warranties that speak as of a specific date, shall be true and correct in all material respects when made or deemed made under the Credit Agreement, the Term Note or this Amendment, except as otherwise disclosed in writing.

                  (b)   No Defaults. After giving effect to the terms of this Amendment, there shall be no Default or Event of Default or event which, with notice or passage of time or both, would constitute a Default or Event of Default under the Credit Agreement or the Term Note.

                  (c)   Principal Reduction. On or prior to this date of this Amendment, Borrowers shall pay to Lender a principal payment of $5,000,000.00.

                  (d)   Renewal Fee. On or prior to the date of this Amendment, Borrowers shall pay to lender a renewal fee for the Term Loan of $25,000.00 (the “Renewal Fee”), which Renewal Fee shall be deemed fully earned and non-refundable upon payment to Lender.

         4.       Representations. As a material inducement to Lender to enter into this Amendment, each Borrower warrants and represents to Lender that (a) all warranties and representations of Borrowers set forth in the Credit Agreement and the Term Note were true and correct in all material respects when made and, other than those representations or warranties that speak as of a specific date, remain true and correct in all material respects as of the date hereof, except as otherwise disclosed in writing to Lender; (b) it is not aware of the occurrence of any material adverse change in its business, properties, operations or conditions (financial or other), taken as a whole since June 30, 2002; (c) as of the date hereof, and after giving effect to the terms hereof, there are no Defaults or Events of Default or events which, with notice or passage of time or both, would constitute Defaults or Events of Default under the Credit Agreement or the Term Note; and (d) there exists no right of offset, defense, counterclaim, claim or objection in favor of Borrowers arising out of or with respect to the Credit Agreement or the Term Note.

         5.       Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement, the Term Note and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of Borrowers. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         6.       Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the Term Note, as amended hereby, and the other Loan Documents effective as of the date hereof.

         7.       Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         8.       Headings. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto evidenced hereby.

         9.       Further Assurances. Each Borrower agrees to take such further actions as Lender may reasonably request in connection herewith to evidence the amendments herein contained.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered in their names and on their behalf, and their seals to be affixed and attested, all as of the day and year first above written.

INTERCEPT, INC.
By:	/s/ Scott R. Meyerhoff

Name:

Title:

INTERNET BILLING COMPANY, LLC
By:	/s/ Scott R. Meyerhoff

Name:

Title:

iBILL CALIFORNIA, LLC
By:	/s/ Scott R. Meyerhoff

Name:

Title:

LIBERTY MERCHANT SERVICES, LLC
By:	/s/ Scott R. Meyerhoff

Name:

Title:

iBILL TECHNOLOGIES LLC
By:	/s/ Scott R. Meyerhoff

Name:

Title:

iBILL CORP.
By:	/s/ Scott R. Meyerhoff

Name:

Title:

IBILL GAP, LLC
By:	/s/ Scott R. Meyerhoff

Name:

Title:

CSR BILLING.COM, LLC
By:	/s/ Scott R. Meyerhoff

Name:

Title:

ELECTRONIC PAYMENT EXCHANGE, INC.
By:	/s/ Scott R. Meyerhoff

Name:

Title:

CREDIT CARD SERVICES, INC.
By:	/s/ Scott R. Meyerhoff

Name:

Title:

C-TEQ, INC.
By:	/s/ Scott R. Meyerhoff

Name:

Title:

SBS DATA SERVICES, INC.
By:	/s/ Scott R. Meyerhoff

Name:

Title:

DPSC ACQUISITION CORP.
By:	/s/ Scott R. Meyerhoff

Name:

Title:

ICPT ACQUISITION I, LLC
By:	/s/ Scott R. Meyerhoff

Name:

Title:

INTERCEPT COMMUNICATIONS TECHNOLOGIES, INC.
By:	/s/ Scott R. Meyerhoff

Name:

Title:

INTERCEPT SERVICES, LLC
By:	/s/ Scott R. Meyerhoff

Name:

Title:

INTERCEPT TX I, LLC
By:	/s/ Scott R. Meyerhoff

Name:

Title:

INTERCEPT OUTPUT SOLUTIONS, LP
By:	/s/ Scott R. Meyerhoff

Name:

Title:

INTERCEPT SUPPLY, LP
By:	/s/ Scott R. Meyerhoff

Name:

Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as successor-in-interest to FIRST UNION NATIONAL BANK
By:	/s/ Jim Ulmer

Name:	Jim Ulmer

Title:	SVP